UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

EMTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Diamond Road Springfield, NJ	07081
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 552-3700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

First Amendment and Joinder to Loan Documents

On March 20, 2012, Emtec, Inc., a Delaware corporation (the “Registrant”), Emtec Infrastructure Canada Corporation, a Canadian corporation (“Emtec Canada”) and the Registrant’s direct and indirect domestic subsidiaries Emtec, Inc., a New Jersey corporation, Emtec Viasub LLC, a Delaware limited liability company, Emtec Federal, Inc., a New Jersey corporation, Emtec Global Services LLC, a Delaware limited liability company, Luceo, Inc., an Illinois corporation, eBusiness Application Solutions, Inc., a New Jersey corporation, Aveeva, Inc., a Delaware corporation, Secure Data, Inc., a Delaware corporation, Emtec Infrastructure Services Corporation, a Delaware corporation, KOAN-IT (US) Corp., a Delaware corporation, Covelix, Inc., a Delaware corporation, Dinero Solutions, LLC, a Georgia limited liability company, and Gnuco, LLC (d/b/a Emerging Solutions LLC), a Delaware limited liability company (collectively, the “Companies”), entered into a First Amendment and Joinder to Loan Documents (the “First Amendment”) with PNC Bank, National Association, as lender and agent (“PNC”), pursuant to which PNC has agreed to make certain amendments to that certain Revolving Credit and Security Agreement, dated December 30, 2011, among the Companies and PNC (the “Loan Agreement”) and the Other Documents (as such term is defined in the Loan Agreement and together with the Loan Agreement, the “Loan Documents”), including (1) joining Emtec Canada to the Loan Documents, (2) amending the definition of EBITDA to revise certain add-backs and deductions thereto and (3) to revise the covenants and representations and warranties included in the Loan Agreement to include certain customary covenants and representations and warranties relating to Emtec Canada.

To secure the payment of the obligations of Emtec Canada under the Loan Agreement, Emtec Canada granted to PNC a security interest in, and a lien upon, all of its interests in its assets, including accounts, securities entitlements, securities accounts, futures accounts, futures contracts and investment property, deposit accounts, instruments, documents, chattel paper, inventory, goods, equipment, fixtures, agricultural liens, as-extracted collateral, letter of credit rights and intangibles of every kind.  All such security interests are subject to the terms of a Subordination Agreement, dated December 30, 2011 among PNC, NewSpring SBIC Mezzanine Capital II, L.P., Peachtree II, L.P. and the Companies, as amended on March 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2012	EMTEC, INC.

	By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer